UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

MediCor Ltd.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-50442	14-1871462
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103

(Address of Principal Executive Offices)

(702) 932-4560

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description

2.1*†	Agreement for the Sale and Purchase of the Shares of Biosil Limited and Nagor Limited dated September 13, 2005

*   Certain portions of this Exhibit, for which confidential treatment has been requested, have been omitted and filed separately with the Securities and Exchange Commission.

†   This Amendment No. 1 on Form 8-K/A to the MediCor Ltd. (the “Company”) Current Report on Form 8-K (the “Original Filing”), which was filed with the Securities and Exchange Commission on September 13, 2005, is being filed to include amended Exhibit 2.1 to the Original Filing.  Except for this amendment, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICOR LTD.

	By:	/s/ Theodore R. Maloney
Name: Theodore R. Maloney
Title: Chief Executive Officer

Dated: September 19, 2005